First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments
July 31, 2019 (Unaudited)
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 79.3%
	Chemicals – 0.6%
161,980	Westlake Chemical Partners, L.P.	$3,806,530
	Gas Utilities – 0.9%
219,600	Suburban Propane Partners, L.P.	5,391,180
	Independent Power and Renewable Electricity Producers – 4.5%
37,011	Brookfield Renewable Partners, L.P. (CAD)	1,325,307
516,001	NextEra Energy Partners, L.P. (b)	25,098,289
		26,423,596
	Oil, Gas & Consumable Fuels – 73.3%
1,089,225	Alliance Resource Partners, L.P.	19,094,114
478,693	BP Midstream Partners, L.P.	7,668,662
2,851,409	Energy Transfer, L.P. (c)	41,003,261
3,585,041	Enterprise Products Partners, L.P. (c)	107,945,585
1,123,007	Holly Energy Partners, L.P.	32,701,964
1,064,752	Magellan Midstream Partners, L.P. (c)	70,422,697
356,500	MPLX, L.P.	10,463,275
401,400	Phillips 66 Partners, L.P.	20,977,164
1,686,000	Plains All American Pipeline, L.P. (c)	40,093,080
567,000	Shell Midstream Partners, L.P.	12,241,530
761,600	Tallgrass Energy, L.P. (b)	14,599,872
1,375,504	TC PipeLines, L.P.	55,694,157
		432,905,361
	Total Master Limited Partnerships	468,526,667
	(Cost $350,698,253)
COMMON STOCKS (a) – 55.4%
	Electric Utilities – 11.0%
74,800	American Electric Power Co., Inc. (c)	6,568,188
4,147	Duke Energy Corp.	359,628
15,700	Emera, Inc. (CAD)	651,886
122,200	Eversource Energy	9,270,092
626,950	Exelon Corp. (c)	28,250,367
38,300	NextEra Energy, Inc.	7,934,611
399,400	PPL Corp. (c)	11,834,222
		64,868,994
	Gas Utilities – 0.2%
4,733	Atmos Energy Corp.	516,086
4,500	Chesapeake Utilities Corp.	420,570
		936,656
	Multi-Utilities – 4.3%
128,300	CMS Energy Corp. (c)	7,469,626
318,900	Public Service Enterprise Group, Inc. (c)	18,225,135
		25,694,761
	Oil, Gas & Consumable Fuels – 39.9%
1,037,473	Enbridge, Inc.	34,641,223
455,495	Equitrans Midstream Corp.	7,556,662
476,800	Inter Pipeline, Ltd. (CAD)	8,023,737
185,996	Keyera Corp. (CAD)	4,732,343
2,787,543	Kinder Morgan, Inc. (c)	57,479,137
505,447	ONEOK, Inc. (c)	35,421,726
1,164,231	TC Energy Corp. (c)	57,000,750

First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments (Continued)
July 31, 2019 (Unaudited)
Shares/ Units	Description	Value
COMMON STOCKS (a) (Continued)
	Oil, Gas & Consumable Fuels (Continued)
1,251,946	Williams (The) Cos., Inc. (c)	$30,847,949
		235,703,527
	Total Common Stocks	327,203,938
	(Cost $311,044,806)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.2%
	Equity Real Estate Investment Trusts – 0.2%
35,140	CorEnergy Infrastructure Trust, Inc.	1,422,116
	(Cost $1,037,404)
	Total Investments – 134.9%	797,152,721
	(Cost $662,780,463) (d)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.4)%
500	American Electric Power Co., Inc.	$4,390,500	$90.00	Aug 2019	(16,000)
242	American Electric Power Co., Inc.	2,125,002	92.50	Sep 2019	(10,890)
1,273	CMS Energy Corp.	7,411,406	60.00	Sep 2019	(76,380)
3,000	Energy Transfer, L.P.	4,314,000	15.00	Aug 2019	(18,000)
5,311	Energy Transfer, L.P.	7,637,218	15.00	Sep 2019	(106,220)
8,000	Energy Transfer, L.P.	11,504,000	16.00	Oct 2019	(112,000)
5,884	Energy Transfer, L.P.	8,461,192	17.50	Oct 2019	(23,536)
8,900	Enterprise Products Partners, L.P.	26,797,900	30.00	Sep 2019	(801,000)
1,772	Exelon Corp.	7,984,632	55.00	Oct 2019	(5,316)
4,100	Exelon Corp.	18,474,600	55.00	Jan 2020	(61,500)
6,000	Kinder Morgan, Inc.	12,372,000	22.00	Sep 2019	(54,000)
2,000	Magellan Midstream Partners, L.P.	13,228,000	67.50	Oct 2019	(210,000)
2,100	ONEOK, Inc.	14,716,800	70.00	Aug 2019	(168,000)
2,954	ONEOK, Inc.	20,701,632	70.00	Sep 2019	(502,180)
1,587	Plains All American Pipeline, L.P.	3,773,886	25.00	Sep 2019	(63,480)
95	PPL Corp. (e)	281,485	33.00	Aug 2019	(475)
3,899	PPL Corp.	11,552,737	31.00	Sep 2019	(81,879)
1,300	Public Service Enterprise Group, Inc.	7,429,500	61.00	Aug 2019	(3,857)
1,865	Public Service Enterprise Group, Inc. (e)	10,658,475	65.00	Sep 2019	(9,325)
5,000	TC Energy Corp.	24,480,000	51.00	Aug 2019	(54,010)
100	Williams (The) Cos., Inc. (e)	246,400	29.00	Aug 2019	(200)
5,000	Williams (The) Cos., Inc.	12,320,000	28.00	Sep 2019	(35,000)
	Total Call Options Written				(2,413,248)
	(Premiums received $2,684,907)

Outstanding Loans – (33.8)%	(199,500,000)
Net Other Assets and Liabilities – (0.7)%	(4,227,574)
Net Assets – 100.0%	$591,011,899

First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments (Continued)
July 31, 2019 (Unaudited)

Interest Rate Swap Agreements:
Counterparty	Floating Rate (1)	Expiration Date	Notional Amount	Fixed Rate (1)	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia	1 month LIBOR	09/03/24	$97,000,000	2.367%	$(3,279,522)
Bank of Nova Scotia	1 month LIBOR	10/08/23	77,250,000	2.734%	(3,352,110)
			$174,250,000		$(6,631,632)

(1)	The Fund pays the fixed rate and receives the floating rate, however, no cash payments are made by either party prior to the expiration dates shown above. The floating rate on July 31, 2019 was 2.388% and 2.360%, respectively.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.
(c)	All or a portion of this security’s position represents cover for outstanding options written.
(d)	Aggregate cost for federal income tax purposes was $573,937,799. As of July 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $227,555,009 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $13,384,967. The net unrealized appreciation was $214,170,042. The amounts presented are inclusive of derivative contracts.
(e)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At July 31, 2019, investments noted as such are valued at $(10,000) or (0.0)% of net assets.

CAD	Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

First Trust MLP and Energy Income Fund (FEI)
Portfolio of Investments (Continued)
July 31, 2019 (Unaudited)

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
•	Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of July 31, 2019 is as follows:
ASSETS TABLE
	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$ 468,526,667	$ 468,526,667	$ —	$ —
Common Stocks*	327,203,938	327,203,938	—	—
Real Estate Investment Trusts*	1,422,116	1,422,116	—	—
Total Investments	$ 797,152,721	$ 797,152,721	$—	$—
LIABILITIES TABLE
	Total Value at 7/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (2,413,248)	$ (2,283,881)	$ (129,367)	$ —
Interest Rate Swap Agreements	(6,631,632)	—	(6,631,632)	—
Total	$ (9,044,880)	$ (2,283,881)	$ (6,760,999)	$—

*	See Portfolio of Investments for industry breakout.